UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

October 14, 2021
(Date of earliest event reported)

ALASKA AIR GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-8957	91-1292054
(Commission File Number)	(IRS Employer Identification No.)

19300 International Boulevard	Seattle	Washington	98188
(Address of Principal Executive Offices)			(Zip Code)

(206) 392-5040
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	ALK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This document is also available on our website at http://investor.alaskaair.com

ITEM 5.02. Election of Directors

On October 12, 2021, the Board of Directors of Alaska Air Group, Inc. (the “Company”) appointed Adrienne Lofton to the Company’s and its airline subsidiaries’ boards of directors, effective immediately. She was also appointed to the Safety and Innovation Committees of the Company’s Board of Directors.

Ms. Lofton will participate in the current director compensation arrangements applicable to non-employee directors. Under the terms of those arrangements, Ms. Lofton will receive a prorated annual cash retainer of $45,150 for service on the Company’s board for the period from her appointment until the Company’s next annual meeting of stockholders. In addition, under the Company’s 2016 Performance Incentive Plan, Ms. Lofton will receive on October 15, 2021 a grant of Alaska Air Group, Inc. common shares, determined by dividing the grant value of $59,260 by the closing price of the Company’s common stock on that date.

In connection with Ms. Lofton’s appointment, the number of seats on the Company’s and its airline subsidiaries’ boards of directors was increased by actions of each board from 13 to 14.

ITEM 7.01. Regulation FD Disclosure

On October 14, 2021, the Company issued a press release announcing the appointment of Ms. Adrienne Lofton to the Company's board of directors. The press release is furnished as Exhibit 99.1.

Pursuant to 17 CFR Part 243 (Regulation FD), the Company is submitting information relating to its financial and operational outlook in an Investor Update. The Investor Update is furnished herein as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information under this item shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

ITEM 9.01  Financial Statements and Other Exhibits

Exhibit 99.1	Press release dated October 14, 2021
Exhibit 99.2	Investor update dated October 14, 2021
104	Cover Page Interactive Data File - embedded within the Inline XBRL Document

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALASKA AIR GROUP, INC.
Registrant

Date: October 14, 2021

/s/ KYLE B. LEVINE
Kyle B. Levine
Senior Vice President, Legal, General Counsel and Corporate Secretary

/s/ CHRISTOPHER M. BERRY
Christopher M. Berry
Vice President Finance and Controller